COLUMBIA STRATEGIC INCOME FUND
                                  (the "Fund")
                Supplement to Prospectuses dated October 1, 2004
                          Class A, B, C, J and Z Shares


I. The section of the prospectuses entitled "MANAGING THE FUND: PORTFOLIO MANAGERS" is revised in its entirety as follows:


PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Laura A. Ostrander, a senior vice president of Columbia Management, is the lead manager for the Fund and has managed or co-managed the Fund since September, 2000. Ms. Ostrander has been associated with Columbia Management or its predecessors since December, 1996.

Thomas A. LaPointe, a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. LaPointe has been associated with Columbia Management or its predecessors since February, 1999.

Kevin L. Cronk, a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Cronk has been associated with Columbia Management or its predecessors since August, 1999.






SUP-47/87919-0605                                                June 24, 2005